                                                                  EXHIBIT 10.123


                 THIRD AMENDMENT TO FIRST AMENDED AND RESTATED
                 ---------------------------------------------
                          REVOLVING CREDIT AGREEMENT
                          --------------------------

     THIS THIRD AMENDMENT TO FIRST AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (the "Amendment"), dated as of May 28, 1998, is entered into by and
                ---------
among MICRON TECHNOLOGY, INC. (the "Company"), BANK OF AMERICA NATIONAL TRUST
                                    -------
AND SAVINGS ASSOCIATION, as agent for itself and the Banks (the "Agent"), and
                                                                 -----
the several financial institutions party to the Credit Agreement (collectively, the "Banks").
     -----

                                    RECITALS
                                    --------

     A. The Company, Banks, and Agent are parties to a First Amended and Restated Revolving Credit Agreement dated as of May 28, 1997, as amended by a First Amendment to First Amended and Restated Revolving Credit Agreement dated as of November 28, 1997 and a Second Amendment to First Amended and Restated Revolving Credit Agreement dated as of February 26, 1998 (as so amended, the "Credit Agreement") pursuant to which the Banks have extended certain credit
-----------------
facilities to the Company.

     B. The Company has requested that the Agent and the Banks agree to certain amendments of the Credit Agreement.

     C. The Agent and the Banks are willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Defined Terms.  Unless otherwise defined herein, capitalized terms used
         -------------
herein shall have the meanings, if any, assigned to them in the Credit
Agreement.

     2.  Amendments to Credit Agreement.
         ------------------------------

          (a) Section 1.01 of the Credit Agreement shall be amended at the defined term "Applicable Fee Percentage" by amending and restating such defined term in its entirety to read as follows:

          "Applicable Fee Percentage" means, for any date, the per annum
           -------------------------
          percentage amount set forth below based on the Leverage Ratio set forth in the Compliance Certificate most recently delivered pursuant to Section 6.02(a):

                                                     Applicable
    Level         Leverage Ratio                   Fee Percentage
    -----         --------------                   --------------
      1           Less than 0.250                      0.200%

      2           Greater than or equal to
                  0.250 but less than 0.350            0.275%

      3           Greater than or equal to
                  0.350 but less than 0.500            0.325%

      4           Greater than or equal to 0.500       0.400%

      The Applicable Fee Percentage shall be adjusted automatically as to the commitment fee then accruing effective as of the 90th day after the end of each fiscal year and the 45th day of the end of the first three fiscal quarters of each fiscal year based on the Leverage Ratio set forth in the most recently delivered Compliance Certificate; provided, however, that
                                                      --------  -------
      for the period from the Third Amendment Effective Date through the 45th day after the end of the Company's fiscal quarter ending May 28, 1998, the Applicable Percentage shall be Level 3.

      (b) Section 1.01 of the Credit Agreement shall be amended at the defined term "Applicable Margin" by amending and restating such defined term in its entirety to read as follows:

      "Applicable Margin" means, for any date, with respect to each Offshore
      -----------------
      Rate Loan or Base Rate Loan outstanding on such date, the applicable margin (on a per annum basis) set forth below based on the Leverage Ratio set forth in the Compliance Certificate most recently delivered pursuant to Section 6.02(a):


                                              Applicable  Margin
                                               Offshore   Base
                                                Rate      Rate
      Level       Leverage Ratio                Loans     Loans
      -----       --------------              ----------  ------

        1         Less than 0.250                0.525%   00.00%

        2         Greater than or equal to
                  0.250 but less than 0.350      0.775%   00.00%

        3         Greater than or equal to
                  0.350 but less than 0.500      0.875%   00.00%

        4         Greater than or equal
                  to 0.500                       1.000%   00.00%

          provided, that at any time as the aggregate outstanding principal
          --------
          amount of Loans equals or exceeds 50% of the combined Commitments, the Applicable Margin in respect of any Offshore Rate Loans and Base Rate Loans then outstanding shall be increased by an additional 0.250%.

          The Applicable Margin shall be adjusted automatically as to all Loans then outstanding effective as of the 90th day after the end of each fiscal year and the 45th day of the end of the first three fiscal quarters of each fiscal year based on the Leverage Ratio set forth in the most recently delivered Compliance Certificate; provided, however,
                                                              --------  -------
          that for the period from the Third Amendment Effective Date through the 45th day after the end of the Company's fiscal quarter ending May 31, 1998, the Applicable Percentage shall be Level 3.

          (c) Section 1.01 of the Credit Agreement shall be amended by adding the following defined term in appropriate alphabetical order:

          "Third Amendment Effective Date" means the "Effective Date" as defined in the Third Amendment to First Amended and Restated Revolving Credit Agreement dated as of May 28, 1998 among the Company, the Agent and the Banks.

          (d) Section 7.13 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          7.13  Adjusted Quick Ratio.  The Company shall not permit, as of the
                --------------------
          last day of any fiscal quarter, the ratio of (a) the sum of (i) cash, cash equivalents and liquid investments, and (ii) net trade accounts receivable of the Company and its Semiconductor Operations Subsidiaries on a combined basis as shown in the Semiconductor Operations Supplemental Schedules, to (b) the sum (without duplication) of (i) current liabilities of the Company and its Semiconductor Operations Subsidiaries on a combined basis (plus long-term liabilities related to customer deposits) as shown in the Semiconductor Operations Supplemental Schedules, and (ii) any Loans outstanding, to be less than the amount set forth below for the applicable date:


          As of the last day of the      Minimum Adjusted
           fiscal quarter ending           Quick Ratio
          --------------------------    ----------------
          Closing Date through 5/28/98      0.75 to 1.00
          9/3/98 and thereafter             1.00 to 1.00


          (e) Section 7.16 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          7.16 Minimum Fixed Charge Coverage Ratio. The Company shall not
               -----------------------------------
          permit, as of the last day of any fiscal quarter, the ratio of (a) EBITDA for the period consisting of the four consecutive fiscal quarters ending on such day to (b) the sum of (i) interest expense included in EBITDA for such period (unadjusted for interest income, if any) and (ii) current portion of long-term debt, to be less than the following opposite the period indicated:


                                               Minimum Fixed
        As of the last day of the             Charge Coverage
          fiscal quarter ending                    Ratio
        -------------------------             ---------------
              2/27/97                           2.50 to 1.00
              5/29/97                           2.50 to 1.00
              8/28/97                           3.00 to 1.00
              11/27/97                          3.50 to 1.00
              2/26/98                           4.00 to 1.00
              5/28/98 and
              thereafter                        3.00 to 1.00

          (f) Section 7.17 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          7.17   Maximum Operating Losses. The Company shall not permit Combined
                 ------------------------
          EBIT Losses to exceed (a) 2% of Combined Tangible Net Worth in any fiscal quarter ending prior to the fiscal quarter ending February 26, 1998; 5% of Combined Tangible Net Worth for the fiscal quarter ending February 26, 1998; 5% of Combined Tangible Net Worth for the fiscal quarter ending May 28, 1998; and 2% of Combined Tangible Net Worth for any fiscal quarter ending after May 28, 1998, or (b) 5% of Combined Tangible Net Worth in any period of four consecutive fiscal quarters.

          (g) Schedule 2 to Exhibit D (the form of Compliance Certificate) shall be amended and restated in its entirety in the form of Schedule 2 attached hereto.

     3.   Representations and Warranties.  The Company hereby represents and
          ------------------------------
          warrants to the Agent and the Banks as follows:

          (a) No Default or Event of Default has occurred and is continuing.

          (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms.

          (c) The representations and warranties of the Company contained in
Article V of the Credit Agreement (except for the representations and warranties contained in Sections

5.05 and 5.14) are true and correct, except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date.

          (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

     4.  Effective Date.  This Amendment will become effective as of the date
         --------------
first above written (the "Effective Date"), provided that the Agent has received
                          --------------    --------
from the Company and the Majority Banks a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment.

     5.  Reservation of Rights.  The Company acknowledges and agrees that the
         ---------------------
execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to forbear or execute similar amendments under the same or similar circumstances in the future.

     6.  Miscellaneous.
         -------------

          (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein and in the other Loan Documents to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

          (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

          (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

          (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

          (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

          (g) The Company covenants to pay to or reimburse the Agent, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


                                 MICRON TECHNOLOGY, INC.

                                 By: /s/ Norman L. Schlachter
                                     --------------------------
                                 Name:   Norman L. Schlachter
                                 Title:  Treasurer

                                 BANK OF AMERICA NATIONAL TRUST
                                 AND SAVINGS ASSOCIATION, as Agent

                                 By: /s/ Carl F. Fye
                                     --------------------------
                                 Name:  Carl F. Fye
                                 Title: Vice President

                                 BANK OF AMERICA NATIONAL TRUST
                                 AND SAVINGS ASSOCIATION, as a Bank

                                 By: /s/ Michael McCutchin
                                     --------------------------
                                 Name:  Michael McCutchin
                                 Title: Managing Director

                                 ABN AMRO BANK N.V., as Co-Agent and as
                                 a Bank

                                 By: /s/ Lee-Lee Miao  /s/ Paul S. Faust
                                     -----------------------------------
                                 Name:  Lee-Lee Miao       Paul S. Faust
                                 Title: Vice President     Vice President

                                 THE BANK OF NOVA SCOTIA,
                                 as Co-Agent and as a Bank

                                 By: /s/ M. Van Otterloo
                                     --------------------------
                                 Name: Maarty Van Otterloo
                                 Title: Senior Relationship Manager

                           FLEET NATIONAL BANK, as Co-Agent and
                           as a Bank


                           By: /s/ Frank Benesh
                               ----------------
                           Name:  Frank Benesh
                           Title: V.P.

                           PNC BANK, NATIONAL ASSOCIATION, as Co-Agent and as a Bank


                           By: /s/ Philip K. Liebscher
                               -----------------------
                           Name:  Philip K. Liebscher
                           Title: Vice-President

                           UNITED STATES NATIONAL BANK OF
                           OREGON, as Co-Agent and as a Bank

                           By: /s/ Ross Beaton
                               ---------------
                           Name:  Ross Beaton
                           Title: Vice President

                           ROYAL BANK OF CANADA

                           By:   /s/ Michael A. Cole
                                --------------------
                           Name:  Michael A. Cole
                           Title: Senior Manager

                           BANQUE NATIONALE DE PARIS

                           By:   /s/ Rafael C. Lumanlan  /s/ Jeffrey S. Kajisa
                                 ----------------------------------------------
                           Name:  Rafael C. Lumanlan         Jeffrey S. Kajisa
                           Title: Vice President       Assistant Vice President

                           KEYBANK NATIONAL ASSOCIATION

                           By:   /s/ J.T. Taylor
                                 ---------------
                           Name:   J.T. Taylor
                           Title:  Assistant Vice President

                                MELLON BANK, N.A.

                                By:  /s/ Edwin H. Wiest
                                     ------------------
                                Name:  Edwin H. Wiest
                                Title: First Vice President

                                THE DAI-ICHI KANGYO BANK, LIMITED, LOS ANGELES AGENCY

                                By: /s/ Takuo Yoshida
                                   -------------------
                                Name:  Takuo Yoshida
                                Title: General Manager

                                THE FUJI BANK, LIMITED, LOS ANGELES
                                AGENCY

                                By: /s/ Masahito Fukuda
                                    -------------------
                                Name:  Masahito Fukuda
                                Title: Joint General Manager

                                THE INDUSTRIAL BANK OF JAPAN,
                                LIMITED, SAN FRANCISCO AGENCY

                                By: /s/ Haruhiko Masuda
                                    -------------------
                                Name:  Haruhiko Masuda
                                Title: Deputy General Manager

                                THE SUMITOMO BANK LIMITED

                                By: /s/ John C. Kissinger
                                    ---------------------
                                Name:  John C. Kissinger
                                Title: Joint General Manager

                                FIRST SECURITY BANK, N.A.

                                By: /s/ Brian W. Cook
                                    -----------------
                                Name:  Brian W. Cook
                                Title: Vice President

                                      THE LONG-TERM CREDIT BANK OF
                                      JAPAN, LTD., LOS ANGELES AGENCY

                                      By: /s/ T. Morgan Edwards II
                                          ------------------------
                                      Name:  T. Morgan Edwards II
                                      Title: Deputy General Manager

                                      THE SAKURA BANK, LIMITED

                                      By: _________________________
                                      Name:________________________
                                      Title:_______________________

                                      THE BANK OF NEW YORK

                                      By: /s/ Robert Louk
                                          ---------------
                                      Name:  Robert Louk
                                      Title: Vice President

                                      BANQUE PARIBAS

                                      By: /s/ Jonathan Leone
                                          ------------------
                                      Name:  Jonathan Leone
                                      Title: Vice President

                                      By: /s/ Paul A. Runge
                                          -----------------
                                      Name:  Paul Runge
                                      Title: Managing Director

                                  SCHEDULE 2
                                  ----------
                         TO THE COMPLIANCE CERTIFICATE
                                 ($ IN 000'S)

                                                  Date: _____________, 199_

                                                  For the fiscal quarter/year
                                                  ended _____________, 199_


  (Unless otherwise noted, all covenants are to be calculated on basis of the Company and the Semiconductor Operations Subsidiaries on a combined basis.)


A.   SECTION 7.13:  ADJUSTED QUICK RATIO.
     -----------------------------------
     1.      Cash, cash equivalents and liquid
             investments:                        $____________

     2.      Net trade accounts receivable:      $____________

     3.      Current liabilities:                $____________

     4.      Long-term liabilities related to
             customer deposits and loans:        $____________

     5.      Any Loans outstanding:              $____________

     6.      Adjusted Quick Ratio (Lines A.1 +
             A.2) divided by (Lines A.3 + A.4 +
             A.5):                               ____ to 1.00

  Line A.6 not to be less than:


       As of the last day of the          Minimum Adjusted
         fiscal quarter ending               Quick Ratio
       -------------------------          ----------------
      Closing Date through 5/28/98          0.75 to 1.00
         9/3/98 and thereafter              1.00 to 1.00


                        FORM OF COMPLIANCE CERTIFICATE



B.   SECTION 7.14:  COMBINED TANGIBLE NET WORTH.
     ------------------------------------------
     1. Total net assets:/1/                    $___________

     2. Net book value of intangible assets:/1/ $___________

     3. Line B.1 less Line B.2:                 $
                 ----                            ===========

     4. 75% of Combined Net Income (not
        reduced by Combined Net Loss)
        commencing with FQ ending 5/29/97:      $___________

     5. 100% of increases in Combined
        Tangible Net Worth resulting from
        certain equity offerings after
        Closing Date:                           $___________

     6. $_________ + Line B.4 + B.5:            $
                                                 ===========

        Line B.3 not to be less than Line B.6

C.   SECTION 7.15:  LEVERAGE RATIO.
     -----------------------------
     1.   Combined Adjusted Total Liabilities:

          a.   Total liabilities:               $___________

          b.   Certain off-balance sheet
               obligations:                     $___________

          c.   Total liabilities
               (Lines C.1a + C.1b):             $
                                                 ===========

          d.   Permitted Subordinated Debt:     $___________

          e.   Adjusted total liabilities
               (Line C.1c less Line C.1d):      $
                          ----                   ===========

     2.   Line B.3 (Combined Tangible Net
          Worth):                               $___________

--------------------
/1/ Excluding non-semiconductor operations and assets otherwise included therein.


                        FORM OF COMPLIANCE CERTIFICATE

   3.     Leverage Ratio (Line C.1e divided by
          Line C.2):                                 _____ to 1.00

          Leverage Ratio not to exceed 0.75 to 1


D. SECTION 7.16:  MINIMUM FIXED CHARGE COVERAGE RATIO.
   --------------------------------------------------


   1.   EBITDA for four consecutive quarters
        ending on date of above financial
        statements ("Subject Period"):

        a.  Combined Net Income or
            Combined Net Loss:                       $____________

        b.  Combined Interest Expense:/2/            $____________

        c.  Income tax expense:/1/                   $____________

        d.  Depreciation expense:/1/                 $____________

        e.  Amortization expense:/1/                 $____________

        f.  EBITDA (Lines D.1a + b +
            c + d + e):                              $____________

   2.   Combined interest expense
        for Subject Period (Line D.1b):              $____________

   3.   Current portion of long-term debt:           $____________

   4.   Fixed Charge Coverage Ratio
        (Line D.1f divided by (Lines D.1 + D.2):      _____ to 1.00

-----------------------
/2/ To the extent deducted in determining Semiconductor Operations Group Net Income or Net Loss.

                        FORM OF COMPLIANCE CERTIFICATE

          Fixed Charge Coverage Ratio not to be less than:


                                                       Minimum Fixed
          As of the last day of the                   Charge Coverage
           fiscal quarter ending                           Ratio
          -------------------------                   ---------------
                  2/27/97                                2.50 to 1.00
                  5/29/97                                2.50 to 1.00
                  8/28/97                                3.00 to 1.00
                  11/27/97                               3.50 to 1.00
                  2/26/98                                4.00 to 1.00
                  5/28/98 and                            3.00 to 1.00
                  thereafter


E.   SECTION 7.17:  MAXIMUM OPERATING LOSS.
     -------------------------------------
     1.   Combined EBIT Loss for quarter
          ending on above date:                      $____________

     2.   Combined EBIT Loss for Subject Period:     $____________

     3.   Line B.3 (Combined Tangible Net Worth):    $____________

          a. 2% of Line E.3 for any fiscal quarter
                 ending prior to February 26, 1998;
             5% of Line E.3 for fiscal quarter
                 ending February 26, 1998;
             5% of Line E.3 for the fiscal quarter
                 ending May 28, 1998; and
             2% of Line E.3 for any fiscal quarter
                 ending after May 28, 1998:          $____________

          b. 5% of Line E.3:                         $____________

          Line E.1 not to exceed Line E.3a

          Line E.2 not to exceed Line E.3b


F.   SECTION 7.01(j):  PURCHASE MONEY LIENS.
     --------------------------------------

     1.   Indebtedness secured by purchase money
          and other similar security interests:      $____________


                        FORM OF COMPLIANCE CERTIFICATE


     2.   Combined net property, plant and
          equipment:                                 $____________

     3.   20% of Line F.2:                           $____________

          Line F.1 not to exceed Line F.3



G.   SECTIONS 7.01(q), (r): SECURED PERMITTED SWAP OBLIGATIONS; ORDINARY COURSE
     --------------------------------------------------------------------------
     SECURED INDEBTEDNESS.
     --------------------

     1.   Permitted Swap Obligations secured
          by cash collateral or government
          securities:                                $____________

     2.   Ordinary course secured Indebtedness
          for other than borrowed money:             $____________

     3.   Combined Tangible Assets:                  $____________

          a. Total assets:/3/                        $____________

          b. Line B.2:                               $____________

          c. Line G.3a less Line G.3b:               $____________
                       ----

     4.   5% of Line G.3c:                           $____________
          Lines G.1 + G 2 not to exceed Line G.4

H.   SECTION 7.03(d):  DISPOSITION OF MATERIAL ASSETS.
     ------------------------------------------------

     1.   Aggregate fair market value of
          all material (greater than $1,000,000
          individually) assets sold outside
          ordinary course of business:               $____________


--------------------
/3/ Excluding non-semiconductor operations and assets otherwise included therein.

                        FORM OF COMPLIANCE CERTIFICATE



     2.   Aggregate fair market value of
          all material (greater than $1,000,000
          individually) assets disposed of pursuant
          to sale-leaseback transactions
          not constituting Permitted Sale-
          Leaseback Transactions:                    $____________

     3.   Lines H.1 + H.2:                           $____________

     4.   10% of Line G.3c (Combined
          Tangible Assets):                          $____________

          Line H.3 not to exceed Line H.4


I.   SECTION 7.05(d):  INVESTMENTS IN MICRON ELECTRONICS, INC.
     ---------------------------------------------------------

     1.   Aggregate principal amount of all
          outstanding extensions of credit to,
          plus cumulative amount of all equity
          ----
          contributions made since Closing Date
          in, Micron Electronics, Inc:               $____________

          Line I.1 not to exceed $100,000,000



J.   SECTION 7.05(e):  INVESTMENTS IN NON SEMICONDUCTOR OPERATIONS SUBSIDIARIES
     --------------------------------------------------------------------------
     (OTHER THAN MICRON ELECTRONICS, INC.).
     -------------------------------------
     1.   Aggregate principal amount of all
          outstanding extensions of credit to,
          plus cumulative amount of all equity
          ----
          contributions made since Closing Date
          in, non Semiconductor Operations
          Subsidiaries other than Micron
          Electronics, Inc.:                         $____________

          Line J.1 not to exceed Line E.3b (5% of Combined Tangible Net Worth)


                        FORM OF COMPLIANCE CERTIFICATE



K.   SECTION 7.05(g):  ACQUISITIONS OR MINORITY INTERESTS.
     ----------------------------------------------------
     Cumulative aggregate consideration paid
     (including assumption of debt),
     aggregate principal amount of all out-
     standing extensions of credit, plus
     cumulative amount of all equity
     contributions made since Closing
     Date in connection with:                         $___________

     1.  Acquisitions:                                $___________

     2.  Acquisitions of minority interests:          $___________

     3.  Acquisitions of minority interests in
         Subsidiaries that are not Wholly-Owned
         Semiconductor Operations Subsidiaries:       $___________

     4.  Lines K.1 + K.2 + K.3:                       $___________

     5.  25% of Line G.3c
         (Combined Tangible Assets):                  $___________

         Line K.4 not to exceed Line K.5



L.   SECTION 7.05(o):  OTHER INVESTMENTS.
     -----------------------------------
     1.  Cumulative aggregate consideration
         paid (including assumption of debt),
         aggregate principal amount of all
         outstanding extensions of credit,
         plus cumulative amount of all
         ----
         equity contributions made since
         Closing Date not otherwise
         permitted by Section 7.05:                   $___________

     2.   2% of Line G.3c (Combined
          Tangible Assets):                           $___________

          Line L.1 not to exceed Line L.2



                        FORM OF COMPLIANCE CERTIFICATE



M.   SECTION 7.06(h):  INDEBTEDNESS INCURRED FROM OTHER THAN COMPANY OR
     ------------------------------------------------------------------
     SEMICONDUCTOR OPERATIONS SUBSIDIARIES.
     -------------------------------------
     1.   Indebtedness incurred by Semiconductor
          Operations Subsidiaries from Persons
          other than Company or Semiconductor
          Operations Subsidiaries:                   $___________

          Line M.1 not to exceed $50,000,000


N.   SECTION 7.06(j):  PERMITTED SUBORDINATED DEBT.
     ---------------------------------------------

     1.   Permitted Subordinated Debt of Company:    $___________

          Line N.1 not to exceed $500,000,000


O.   SECTION 7.06(k):  SENIOR UNSECURED DEBT.
     ---------------------------------------

     1.   Senior Unsecured Debt of Company:          $___________

          Line O.1 not to exceed $300,000,000


P.   SECTION 7.06(p):  OTHER INDEBTEDNESS AND CONTINGENT OBLIGATIONS FOR OTHER
     -------------------------------------------------------------------------
     THAN BORROWED MONEY.
     -------------------

     1.   Other Indebtedness and Contingent
          Obligations other than for
          borrowed money:                            $___________

          Line P.1 not to exceed $50,000,000

Q.   SECTION 7.09(d): DISTRIBUTIONS.
     ------------------------------

     1.   Distributions during Subject Period:       $___________

     2.   25% of Line D.1a (Combined Net Income):    $___________

          Line Q.1 not to exceed Line Q.2

                        FORM OF COMPLIANCE CERTIFICATE
                                      S-8